UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 22, 2023

Date of Report (Date of earliest event reported)

Greencity Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39404	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

505 Eshan Road, Floor 6, Pudong New District, Shanghai, China	200120
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (+86) 21-20257919

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, par value $0.001, one redeemable warrant to purchase one-half ordinary share	GRCYU	The Nasdaq Stock Market LLC
Ordinary Share	GRCY	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one-half ordinary share	GRCYW	The Nasdaq Stock Market LLC

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 22, 2023, the Company received a notice (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market (“Nasdaq”). The Notice advised the Company that based on Staff’s review and the materials submitted by the Company on April 18 and May 12, 2023 (the “Submission”), the Staff has determined to deny the Company’s request for continued listing on The Nasdaq Capital Market.

Accordingly, the Company’s securities will be delisted from The Nasdaq Stock Market. In that regard, unless the Company requests an appeal of this determination, trading of the Company’s securities will be suspended at the opening of business on June 1, 2023, and a Form 25-NSE will be filed with the Securities and Exchange Commission (the “SEC”), which will remove the Company’s securities from listing and registration on The Nasdaq Stock Market.

The Company may appeal Staff’s determination to a Hearings Panel, pursuant to the procedures set forth in the Nasdaq Listing Rule 5800 Series. Requests for a hearing and for an extended stay should be submitted electronically through the Nasdaq Listing Center, and must be received no later than 4:00 Eastern Time on May 30, 2023.

Item 7.01 Regulation FD Disclosure

On May 23, 2023, the Company issued a press release announcing receipt of the delisting letter. A copy of the press release issued by the Company is attached hereto as Exhibit 99.1. The information in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities, nor shall it be deeded to be incorporated by reference in any filing under the Securities Act or Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated May 23, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf as of May 29, 2023 by the undersigned hereunto duly authorized.

Greencity Acquisition Corporation

By:	/s/ Jinlong Liu
Jinlong Liu
Chief Executive Officer